Subsequent Events	9 Months Ended
Sep. 30, 2018
Subsequent Events [Abstract]
Subsequent Events

16. Subsequent Events

On October 2, 2018, the Company completed an underwritten public offering of 4.6 million ADSs, representing 4.6 million ordinary shares, at a public offering price of $18.00 per ADS, which included the exercise in full by the underwriters of their option to purchase up to an additional 600,000 ADSs. The estimated net proceeds to the Company from the offering were approximately $77.1 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.